Exhibit 1A to
                                                          Schedule 13G

              SECOND JOINT FILING AGREEMENT AND POWER OF ATTORNEY

          WHEREAS, the signatories of this Agreement (except for John Ceriale) entered into and executed that certain Joint Filing Agreement and Power of Attorney dated January 11, 1999 and filed on January 12, 1999 as
Exhibit 1 to the Schedule 13G relating to the Common Stock of Crestline Capital Corporation (the "Issuer"); and

          WHEREAS, John Ceriale wishes to enter into and execute this Agreement with such other signatories;

          NOW, THEREFORE, we, all the signatories of the statement on
Schedule 13G relating to the Common Stock of the Issuer to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us. Each of us hereby constitutes and appoints each of Peter G. Peterson, Stephen
A. Schwarzman, Gary M. Sumers and Thomas J. Saylak as our true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to prepare, execute and file any such amendments, and any other documents which any such attorney-in-fact may consider advisable in connection with the transactions described in this statement on Schedule 13G, on our behalf, and hereby ratifies any such action by such agent and attorney-in-fact.

Dated as of: May 5, 1999

                            BLACKSTONE REAL ESTATE PARTNERS I L.P.

                            BLACKSTONE REAL ESTATE PARTNERS TWO L.P.

                            BLACKSTONE REAL ESTATE PARTNERS THREE L.P.

                            BLACKSTONE REAL ESTATE PARTNERS IV L.P.

                            BLACKSTONE RE CAPITAL PARTNERS L.P.

                            BLACKSTONE RE CAPITAL PARTNERS II L.P.

                            BLACKSTONE RE OFFSHORE CAPITAL PARTNERS L.P.

                            BLACKSTONE REAL ESTATE PARTNERS II L.P.

                            BLACKSTONE REAL ESTATE PARTNERS II.TE.1 L.P.

                            BLACKSTONE REAL ESTATE PARTNERS II.TE.2 L.P.

                            BLACKSTONE REAL ESTATE PARTNERS II.TE.3 L.P.
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                            BLACKSTONE REAL ESTATE PARTNERS II.TE.4 L.P.

                            BLACKSTONE REAL ESTATE PARTNERS II.TE.5 L.P.

                            BLACKSTONE REAL ESTATE HOLDINGS II L.P.

                            BLACKSTONE REAL ESTATE HOLDINGS L.P.

                            CR/RE L.L.C.

                            BRE LOGAN HOTEL INC.

                            BRE/CAMBRIDGE L.L.C.

                            BLACKSTONE REAL ESTATE ASSOCIATES L.P.

                            BLACKSTONE REAL ESTATE ASSOCIATES II L.P.

                            BLACKSTONE REAL ESTATE MANAGEMENT ASSOCIATES
                              II L.P.

                            BREA L.L.C.

                            BREA II L.L.C.

                            PETER G. PETERSON

                            STEPHEN A. SCHWARZMAN

                            JOHN G. SCHREIBER

                            By:  /s/ Gary M. Sumers
                                --------------------------
                                Name:  Gary M. Sumers
                                Title:  Attorney-in-fact


                           /s/ John Ceriale
                           --------------------------
                           John Ceriale